UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 14, 2008

Apollo Group, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Arizona	0-25232	86-0419443
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4615 East Elwood Street, Phoenix, Arizona		85040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480) 966-5394

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On February 15, 2008, Apollo Group, Inc. posted a $95 million supersedeas bond (the "Bond") to stay the judgment rendered on January 30, 2008 by the United States District Court for the District of Arizona in a consolidated securities class action lawsuit brought by the Policemen’s Annuity and Benefit Fund of Chicago. The stay will remain in effect until the resolution of our post-trial motions for relief.

We also entered into various agreements in order to post the Bond. In particular, on February 14, 2008, we entered into a Registered Pledge and Master Security Agreement (the "Master Agreement") with Travelers Casualty and Surety Company of America (the "Secured Party"), a Control Agreement (the "Control Agreement") with the Secured Party and Smith Barney Inc., and a General Contract of Indemnity (the "Indemnity Agreement") for the benefit of the Secured Party. Under the Master Agreement, we pledged our shares held in a Smith Barney Money Funds, Inc. Cash Portfolio (the "Shares") as collateral to secure full payment of the Bond and to secure our general obligations under the Master Agreement and the Indemnity Agreement. Under the Master Agreement, we are subject to the customary restrictions, limitations and covenants that apply to similar types of collateral. The Control Agreement provides the Secured Party with the right to exclusive control over the Shares upon a default by us under the Master Agreement or the Indemnity Agreement. The Indemnity Agreement, among other things, indemnifies the Secured Party for any losses that it may incur as a result of furnishing us with the Bond and grants the Secured Party the right to use the Shares to satisfy claims against the Bond if we do not timely satisfy such claims.

Item 7.01 Regulation FD Disclosure.

On February 21, 2008, we issued a press release providing an update on current events. A copy of the press release is furnished with this Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number Description

99.1 Text of press release issued by Apollo Group, Inc. dated February 21, 2008.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apollo Group, Inc.

February 21, 2008	By:	/s/ Brian L. Swartz

Name: Brian L. Swartz
Title: Senior Vice President of Finance and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

99.1	Text of press release issued by Apollo Group, Inc. dated February 21, 2008.